UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):

March 8, 2021

TEGNA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6961	16-0442930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8350 Broad Street, Suite 2000, Tysons, Virginia	22102-5151
(Address of principal executive offices)	(Zip Code)

(703) 873-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	TGNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On March 9, 2021, TEGNA Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) with the Securities and Exchange Commission, attaching as Exhibit 99.1 thereto a letter to Company stakeholders from the Chairman of the Board of Directors of the Company (the “Board”) and the Chairman of the Nominating and Governance Committee of the Board, on behalf of the Board (the “Board Letter”). The Company is filing this Amendment No. 1 (the “Amendment”) to the Original Filing solely for the purpose of correcting an administrative error with respect to one metric included in the Board Letter. Specifically, the Board Letter mistakenly included the percentage of the Company’s Executive Leadership Team who are African American (22%) where it referenced the percentage of Officers and Managers, inclusive of the Executive Leadership Team, who are African American, which is 15.8%. The updated Board Letter attached as Exhibit 99.1 hereto (the “Updated Board Letter”) corrects this error, as provided on page 2 therein.

Except as set forth above and in the Updated Board Letter, this Amendment does not otherwise amend or update any information or exhibits originally set forth in or filed with the Original Filing. This Amendment speaks as of the original filing date of the Original Filing, does not reflect events that may have occurred subsequent to the original filing date and does not modify or update in any way disclosures made in the Original Filing, except as otherwise set forth in this Amendment.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Letter to Company stakeholders from the Chairman of the Board and the Chairman of the Nominating and Governance Committee, distributed on March 8, 2021 (updated).

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGNA Inc.

Date: March 12, 2021	By:	/s/ Akin S. Harrison
Akin S. Harrison
Senior Vice President, General Counsel and Secretary